Summary Prospectus and
Prospectus Supplement

December 7, 2023

Morgan Stanley Variable Insurance Fund, Inc.

Supplement dated December 7, 2023 to the Morgan Stanley Variable Insurance Fund, Inc. Summary Prospectus and Prospectus dated April 28, 2023

Global Real Estate Portfolio (Class II) (the "Fund")

Effective on December 11, 2023, the Fund's contractual advisory fee rates and the maximum expense ratio will be decreased. Accordingly, effective on December 11, 2023, the Fund's Summary Prospectus and Prospectus are hereby amended as follows:

The Annual Fund Operating Expenses table under the section of the Summary Prospectus entitled "Fees and Expenses—Annual Fund Operating Expenses" and under the section of the Prospectus entitled "Fund Summary—Global Real Estate Portfolio—Fees and Expenses—Annual Fund Operating Expenses" is hereby deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class II
Advisory Fee[1]	0.65%
Distribution (12b-1) Fee	0.25%
Other Expenses	0.75%
Total Annual Fund Operating Expenses[2]	1.65%
Fee Waiver and/or Expense Reimbursement[2]	0.55%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.10%

The Example table under the section of the Summary Prospectus entitled "Fees and Expenses—Example" and under the section of the Prospectus entitled "Fund Summary—Global Real Estate Portfolio—Fees and Expenses—Example" is hereby deleted in its entirety and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class II	$112	$467	$845	$1,908

The first footnote following the Example information under the section of the Summary Prospectus entitled "Fees and Expenses—Example" and under the section of the Prospectus entitled "Fund Summary—Global Real Estate Portfolio—Fees and Expenses—Example" is hereby deleted in its entirety and replaced with the following:

1  The Advisory Fee has been restated to reflect the decrease in the advisory fee schedule effective on December 11, 2023.

2  The Fund's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class II. The fee waivers and/or expense reimbursements will continue for at least one year from the date of this Prospectus or until such time as the Company's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement have been restated to reflect the decrease in the expense limitation arrangement effective on December 11, 2023.

Effective December 11, 2023, the first sentence of the second paragraph in the section of the Prospectus entitled "Fund Management—Advisory Fee" is hereby deleted and replaced with the following:

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund, if necessary, if such fees would cause the total annual operating expenses of the Fund to exceed 1.10% of average daily net assets for Class II.

Please retain this supplement for future reference.